EXHIBIT 31.4

CERTIFICATION PURSUANT TO

RULE 13a-14 OF THE SECURITIES EXCHANGE ACT OF 1934

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, David Patience, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of Accelerate Diagnostics, Inc.; and
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date April 29, 2025	/s/ David Patience
David Patience
Chief Financial Officer
(Principal Financial and Accounting Officer)